UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): March 18, 2003

DELTA MUTUAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30563 14-1818394

(Commission File Number) (IRS Employer Identification No.)

111 North Branch Street, Sellersville, Pennsylvania 18960

(Address of principal executive offices) (Zip Code)

1730 Rhode Island Avenue, Suite 812, Washington, DC 20036

(Former Address)

(215) 258-2800

(Registrant's telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

On April 15, 2003, the Registrant issued the press release attached as Exhibit 99.1 in connection with the execution and delivery of a certain license agreement signed by and between the Registrant and Joseph Friedman and Sons International

Inc., a copy of which is attached hereto as an exhibit.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELTA MUTUAL, INC.

Dated: April 15, 2003 By: _________________________

Peter F. Russo, President

Delta Mutual Inc.

Press Release

Sellersville, Pennsylvania - April 15, 2003

Delta Mutual, Inc. Opens Former USSR Through New Technology Licensee.

In an announcement dated today, April 15, 2003, Delta Mutual, Inc. has announced the licensing agreement with Joseph Friedman and Sons International Inc. for the use of Delta Mutual, Inc.'s pollution remediation and recycling technologies. The license grants exclusivity to Joseph Friedman and Sons International Inc. in the Former USSR Republics, which is a rapidly developing area for these services as they move closer to the European Community and its stricter environmental regulations and the concerns for Global warming. The senior management of Joseph Friedman and Sons International Inc. have been active in the republics of the Former USSR for more than ten years and they maintain an exceptional reputation with the local and national governments. Joseph Friedman and Sons International Inc. has accumulated the critical knowledge and experience to conduct business activities in these very complex markets.

In early April, Delta Mutual Inc. representatives attended the INTERSOL 2003 Soil and Water Environmental Conference in Paris, France that reviewed and reinforced the severe state of pollution to the environment in Eastern European countries. At the same time, they also identified the significant opportunity for environmental remediation technologies for these developing markets.

In a statement made by Linda Friedman, President of Joseph Friedman and Sons International Inc., she reinforced the Company view that these markets represent a unique opportunity for assisting the republic governments in dealing with their pollution issues.

Forward - Looking Statement

This Press Release contains forward - looking statements that involve risks and uncertainties, which may include statements about our:

    Business strategy and development plans
    Plans for entering into new businesses and acquisitions
    Anticipated sources of funds, including the proceeds from future operations
    Plans, objectives, expectations and intentions contained in this Press Release that are not historical facts

When used in this Press Release, the words "expects", "intends", "projects", "believes", "seeks", "estimates", and similar expressions are generally intended to identify forward - looking statements. Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those discussed in this Press Release. We assume no obligation to update any forward - looking statement.

Contact:

Delta Mutual, Inc.

Peter F. Russo, 215/258-2800

Fax: 215/258-2870